Exhibit 32.2

SUGARMADE, INC.

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S. C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Sugarmade, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jimmy Chan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2017	By:	/s/ Jimmy Chan
Jimmy Chan
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.